----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 17, 2000
                                                --------------------------------

                          United Investors Realty Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                       001-13915             76-0265701
-------------------------------       ------------        ----------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                         77057
---------------------------------------       ------------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:    (713) 781-2860
                                                      ----------------

                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     As of August 17, 2000, the registrant amended its Credit Agreement with Wells Fargo Bank, National Association. Under the amendment, (i) the maturity of the agreement was advanced to January 31, 2001; (ii) the registrant may now borrow up to 60% of a formula based calculation of the registrant's value and
(iii) the registrant will grant the lender first lien deeds of trust on two additional (for a total of six) properties.

     Interest on outstanding borrowings under the amended agreement remain at approximately 155 basis points over LIBOR (approximately 7.8% at June 30, 2000), payable monthly. In addition to approximately $23,920,000 in borrowings as of June 30, 2000, the registrant is also contingently obligated under two unfunded letters of credit totaling approximately $3,800,000.

     On August 30, 2000,  the  registrant  issued the press release  attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description

      10.43 Fifth Modification of Credit Agreement dated as of August 17, 2000 made by and between Wells Fargo Bank, National Association and United Investors Realty Trust.

      99.1 Registrant's August 30, 2000 press release announcing the denial of injunction and lifting of temporary restraining order.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UNITED INVESTORS REALTY TRUST
                                                (Registrant)

                               By:   /s/  R. Steven Hamner
                                     --------------------------
                                     R. Steven Hamner
                                     Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)

Date:  August 31, 2000



                                 EXHIBIT INDEX

                    EXHIBIT NO.    DESCRIPTION
                    10.43          Fifth Modification of Credit Agreement dated
                                   August 17, 2000


WELLS FARGO BANK, NATIONAL ASSOCIATION
Real Estate Group (AU #2199)
1000 Louisiana, 4th Fl.
Houston, TX  77002

Attn: Margarita Mitas
Loan No.  4277


                        Fifth Modification OF CREDIT AGREEMENT
                                      Secured Loan

THIS FIFTH MODIFICATION OF CREDIT AGREEMENT ("Fifth Modification Agreement") dated as of July 14, 2000, is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), and UNITED INVESTORS REALTY TRUST, a Texas real estate investment trust ("Borrower").

                                R~E~C~I~T~A~L~S

A. Borrower and Lender entered into a certain Revolving Credit Agreement dated as of August 25, 1998, under which Lender made a revolving credit facility available to Borrower in the maximum outstanding principal amount of THIRTY MILLION AND NO/100th DOLLARS ($30,000,000.00) (as amended, the "Credit Facility"). The Revolving Credit Agreement has been previously amended by the following: (i) First Modification Agreement, dated as of January 25, 1999; (ii) Second Modification Agreement dated as of April 21, 1999; (iii) Third Modification of Credit Agreement, dated as of December 13, 1999 (the "Third Modification Agreement"); (iv) Fourth Modification of Credit Agreement, dated as of December 13, 1999 (the "Fourth Modification Agreement"); (v) modification letter agreement dated as of February 29, 2000; and (vi) modification letter agreement dated as of May 25, 2000 (the Revolving Credit Agreement referenced above and such documents listed as items (i) through (vi) are collectively referred to herein as the "Original Credit Agreement").

B. Pursuant to the Fourth Modification Agreement and upon the terms stated therein, the Credit Facility was increased to $36,500,000.00.



C. The Credit Facility is evidenced by a promissory note dated, as of August 25, 1998, executed by Borrower in favor of Lender, in the principal amount of $30,000,000.00 ("First Note") and a Note dated as of December 13, 1999, in the amount of $6,500,000.00 (the "Second Note"). The First Note and the Second Note are referred to collectively herein as the "Revolving Credit Notes". The Credit Facility is further evidenced by the documents described in the Original Credit Agreement as the "Loan Documents".

D.   The Revolving  Credit Notes are secured by, among other things,  those four
     (4) Deeds of Trust and Security Agreements executed by Borrower, as Grantor to Stephen P. Prinz, as Trustee, in favor of Lender (the "Deeds of Trust") and those four (4) Assignments of Rents and Leases (the "Assignments of Rents") which are more particularly described on Exhibit A attached hereto. The Deeds of Trust and Assignments of Rents were amended by that certain First Amendment to Deeds of Trust and Assignments of Rents, dated as of December 13, 1999, which was recorded as described on Exhibit A.


E. The Revolving Credit Notes, the Original Credit Agreement, the Deeds of Trust, the Assignment of Rents, this Fifth Modification Agreement and the other documents described in the Original Credit Agreement as Loan Documents, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

F. By this Fifth Modification Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Credit Facility and the Loan Documents. All capitalized terms not expressly defined herein shall have the meanings for such terms as set forth in the Original Credit Agreement. All references herein to Sections shall mean Sections in the Original Credit Agreement unless otherwise indicated.

     NOW, THEREFORE, Borrower and Lender, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed, and each intending to be legally bound, agree as follows: 1. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Fifth Modification Agreement:

          1.1 Receipt by Lender of the executed originals of this Fifth Modification Agreement, the organizational and authorization items described in Sections 5.1 (g) - (l) to the Original Credit Agreement relating to this Fifth Modification Agreement, as applicable, and any and all other documents and agreements which are required by this Fifth Modification Agreement or by any other Loan Document, each in form and content acceptable to Lender; 1.2 Recordation in the Real Property Records of the County where each of the Properties is located of any documents which are required to be recorded by this Fifth Modification Agreement or by any other Loan Document (if any);

          1.3 Reimbursement to Lender by Borrower of Lender's costs and expenses incurred in connection with this Fifth Modification Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

          1.4 The representations and warranties contained in this Fifth Modification Agreement are true and correct;

          1.5 Receipt by Lender of a Reaffirmation of Guaranty by all existing Guarantors in the form attached as Exhibit O to the Original Credit Agreement, and a Guaranty by all new or additional entities required to be named as Guarantor under the Original Credit Agreement, each such document modified as provided below, including UIRT-Lake St. Charles L.L.C., a Florida limited liability company, and UIRT-Skipper Palms, L.L.C., a Florida limited liability company; and

          1.6 Receipt by Lender of a duly executed Pledge Agreement as provided for in Section 3.8 of this Fifth Modification Agreement in form and content acceptable to Lender.

2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that:

          2.1 No Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Fifth Modification Agreement);

          2.2 All representations and warranties herein, in the Original Credit Agreement and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Fifth Modification Agreement;

          2.3 The existing Guarantors executing the Reaffirmation of Guaranty and the new Guarantors executing the additional Guaranty constitute all of the entities required under the Original Credit Agreement to serve as Guarantors of the Credit Facility.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents and which shall for all pertinent purposes be deemed to be effective as of December 31, 1999:

          3.1 Modification of Certain Dates. The Revolving Credit Termination Date and Maturity Date recited in the Original Credit Agreement and any of the other Loan Documents are hereby modified to read January 31, 2001.

          3.2 No Advances. Until such time as the Borrower's Ratio of Liabilities to Gross Asset Value is reduced to 0.50 to 1 or less, Lender will have no obligation to make any additional Revolving Loans to Borrower under the provisions of Section 2.1 of the Original Credit Agreement or to issue any Letters of Credit under the provisions of Section 2.14 of the Original Credit Agreement, but Lender, acting in its sole discretion, may elect to do so and, in connection therewith, may impose such additional conditions on such Revolving Loans or Letters of Credit as Lender may deem appropriate, in its sole discretion.

          3.3 LIBOR Loans and Existing Letters of Credit. Provided no Default or Event of Default has occurred and is continuing and all conditions precedent thereto have been met or satisfied, Lender will renew any LIBOR Loans under the provisions of Section 2.7 of the Original Credit Agreement or renew any Letters of Credit under the provisions of Section 2.14 of the Original Credit Agreement.

          3.4 Letters of Credit Beyond Maturity Date. Notwithstanding the provisions of Section 2.14(b) and provided no Default or Event of Default has occurred and is continuing, Lender may, in its discretion, elect to issue one or more Letters of Credit whose expiration date extends beyond the Revolving Credit Termination Date and, in connection therewith, may impose such additional conditions on the issuance of such Letters of Credit as Lender may deem appropriate, in its sole discretion.


          3.5 Deletion of Extension Options. The extension options provided for in Section 2.11 of the Original Credit Agreement, as modified by
               Section 3.2 of the Third Modification Agreement, are hereby deleted in their entirety. From and after the Revolving Credit Termination Date and the Maturity Date, as revised by this Fifth Modification Agreement, there shall be no further rights on behalf of the Borrower to extend the Revolving Credit Facility. The second and third full sentences of Section 3.2 of the Third Modification Agreement are hereby deleted in their entirety and following substituted in lieu therefor:

               Notwithstanding the foregoing and notwithstanding the provisions of Section 2.1(b) of the Original Credit Agreement, Lender reserves the right, at Lender's option and at Borrower's expense, to re-appraise and re-determine the Appraised Value of all or any Pool Properties until the Revolving Credit Termination Date (as modified by this Fifth Modification Agreement).

          3.6 Modification of Form Documents. All Loan Documents and other documents at any time required to be executed or delivered under the Original Credit Agreement in the forms of such documents attached to the Original Credit Agreement as exhibits shall be executed or delivered in such forms, modified as necessary or appropriate to correctly refer to this Fifth Modification Agreement and the modifications effected hereby.

          3.7 Additional Collateral. Within forty-five (45) days after July 31, 2000, Borrower will grant to Lender valid, enforceable, perfected and (except for Permitted Liens) first priority and only security interest and Lien in and to the properties owned by Borrower or one of its Consolidated Subsidiaries which are described on
               Exhibit  B  attached  hereto  (the  "Additional  Collateral")  as additional security for the Obligations pursuant to Collateral Documents in the form provided for in the Original Credit Agreement. The Additional Collateral will be subject to all of the terms and provisions of Article 4 of the Original Credit Agreement. In addition, the Borrower, at its expense, must provide a Mortgagee Policy of Title Insurance (each, a "Title Insurance Policy") for each property constituting Additional Collateral, in an amount reasonably determined by Lender, insuring Lender that the Mortgage in respect of such additional property is a first priority deed of trust and that the additional property is titled in the name of Borrower and is otherwise free and clear of any Liens or other encumbrances other than Permitted Liens. Each Title Insurance Policy must otherwise be in form and content, and contain such endorsements, as are acceptable to Lender. If one or more of the properties described herein as Additional Collateral do not qualify and meet all requirements of Article 4 of the Original Credit Agreement for inclusion as a Pool Property or cannot be insured as provided herein, Borrower agrees that it will provide one or more replacement properties to serve as Collateral in accordance with the provisions of Section 4.1(b) of the Original Credit Agreement and this Section 3.7 of this Fifth Modification Agreement, each of which shall be subject to the approval of Lender. In its sole discretion, Lender may accept a negative pledge, assignment of leases and rents and/or assignment of any sales or refinancing proceeds with respect to a Property in lieu of a Mortgage on such Property, but Lender shall be under no obligation to do so. Borrower's failure to perform its obligations under the provisions of this Section 3.7 within forty-five (45) days will constitute an Event of Default.

          3.8 Imposition of Property Tax Escrow. Upon the sale of any Property or the refinancing thereof, in the manner permitted under the Original Credit Agreement, Borrower will deposit all net sales or refinancing proceeds into a property tax escrow account at Lender (the "Tax Escrow Account") until the full amount of property taxes for the year 2000 on each Pool Property (or any other Property that is being considered to be added as a Pool Property) that have accrued to the date of such sale or refinancing have been escrowed. Beginning November 1, 2000, whether or not such a sale or refinancing has occurred, Borrower will make monthly payments into the Tax Escrow Account in amounts reasonably calculated by Lender, so that by the date the property tax payments for calendar year 2000 for each Pool Property are due, the full amount of the annual tax liability for each Pool Property will be fully escrowed in the Tax Escrow Account. The payments will be made on the same date that payments on the Credit Facility are due. The Tax Escrow Account will be an interest bearing account, with all interest on the amounts therein to be retained in the Tax Escrow Account, but to accrue to the benefit of the Borrower, until the Lender has determined, in its sole discretion, that funds sufficient for the property tax liability for the year 2000 have been fully funded into the Tax Escrow Account at which time any excess income will be disbursed to Borrower. The Tax Escrow Account will pledged as additional collateral for the Obligations pursuant to a Pledge Agreement in form and content acceptable to Lender and shall be used by Lender only for the payment of property taxes for each Pool Property. For the purposes of this Fifth Modification Agreement, the phrase "net sales or refinancing proceeds" shall refer to the gross cash proceeds of such sale after deducting therefrom only the reasonable costs of such sale and repayment of any debt secured by such Property, including but not limited to indebtedness under the Credit Facility if such property being sold or refinanced is a Pool Property. Failure to implement the Tax Escrow Account in the manner provided in this Section 3.8 of this Fifth Modification Agreement will be an Event of Default.

          3.9 Partial Release Provisions; Partial Repayment upon Sale of Centennial or Hedwig Village Shopping Centers. Notwithstanding anything to the contrary in the Original Credit Agreement, Borrower and Lender agree as follows:

               (a) Notwithstanding the provisions of Section 4.2(b) of the Original Credit Agreement, Borrower will be entitled to a release of the Mortgage in respect of a Pool Property upon the sale or refinancing of such Pool Property in an arm's-length transaction with an unrelated third party in accordance with the following provisions:

                    (i) The agreed upon principal payments required in order to secure the release of each Pool Property are as set forth on Exhibit C attached hereto.

                    (ii) With  respect  to the  Properties  added as  Additional
                         Collateral pursuant to the provisions of Section 3.7 of this Fifth Modification Agreement, the agreed upon principal payments required in order to secure the release of each such Property will be 70% of the Appraised Value upon a sale thereof and 65% of the Appraised Value upon a refinancing thereof.

                    (iii)At  the  time  of the  sale  or  refinancing  of a Pool
                         Property or the Additional Collateral, no Default or Event of Default shall have occurred and be continuing, unless otherwise determined in the sole discretion of the Lender.

                    (iv) No Pool  Properties  will be released  if, after giving effect to such release, the sum of (a) the outstanding principal balance under the Credit Facility plus (b) the face amount of all outstanding Letters of Credit would be greater than the Maximum Loan Availability. In such event, Borrower agrees to deposit in the Collateral Account sufficient cash to completely cash collateralize the outstanding Letters of Credit to the extent that such sum exceeds the Maximum Loan Availability.

                    (v)  The first  sentence in Section 4.2 is hereby deleted in
                         its  entirety  and   following   substituted   in  lieu
                         therefor:

                    From time to time Borrower may request, upon not less than forty-five (45) days prior written notice to Agent and Lenders, that a Pool Property cease to be a Pool Property.
                    (b) The  establishment  of  partial  release  prices in this
                    Section 3.9(a) of this Fifth Modification Agreement is not intended to modify or amend the definition of Maximum Loan Availability under the Original Credit Agreement.

               (c) Upon the sale or refinancing of the Centennial Shopping Center or Hedwig Village Shopping Center (provided that neither of such Properties has become a Pool Property), Borrower agrees that one-half of the net sales or refinancing proceeds will, simultaneously with the closing of such sale or refinancing, be paid to Lender in respect of outstanding amounts of principal and interest due on the Credit Facility and that the failure to do so will be an Event of Default.

3.10 Modification of Definition of Gross Asset Value. The definition of Gross Asset Value as set forth in Section 1.1 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor: "Gross Asset Value" means, at a given time, the sum of (a) Adjusted Asset Value at such time, plus (b) all cash and cash equivalents of Borrower and its Consolidated Subsidiaries at such time (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted in any way (excluding restrictions in the nature of early withdrawal penalties)), plus tax and insurance escrows in accounts maintained at any lender in respect of any Property that are verified to the sole satisfaction of Lender, plus the amounts in the Tax Escrow Account established under the provisions of Section 3.8 of this Fifth Modification Agreement, plus the current book value of all real property of Borrower and its Consolidated Subsidiaries held for development or upon which construction is then in progress.

3.11 Modification of Definition of Permitted Distributions. The definition of Permitted Distributions in Section 1.1 is hereby deleted in its entirety and the following substituted in lieu therefor: "Permitted Distributions" means an amount not exceeding 97% of Borrower's Funds from Operations during the immediately preceding consecutive four-fiscal quarter period.

3.12 Modification of Section 8.1. Section 8.1 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     Borrower shall not at any time permit the Net Worth of Borrower and its Consolidated Subsidiaries to be less than (a) $68,000,000.00 plus (b) 90% of the amount of proceeds in cash or property (net of transaction costs) received by Borrower or any Subsidiary from the sale or issuance by Borrower of Shares, options, warrants or other equity securities of any class or character after December 31, 1999. 3.13 Modification of Section
     8.2. Section 8.2 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     Borrower shall not at any time permit the Ratio of (a) Total Liabilities of Borrower and its Consolidated Subsidiaries to (b) Gross Asset Value of Borrower and its Consolidated Subsidiaries to exceed 0.60 to 1.0.

3.14 Modification of Section 8.3. Section 8.3 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     If an Event of Default under Section 9.1(a) shall have occurred and be continuing, Borrower shall not directly or indirectly declare or make, or incur any liability to make, any Restricted Payments. If any other Event of Default shall have occurred and be continuing, Borrower shall not directly or indirectly declare or make, or incur any liability to make, any Restricted Payments other than distributions to its shareholders in the minimum amount necessary to maintain compliance with Section 7.14. Provided no Event of Default shall have occurred and be continuing, Borrower may make Permitted Distributions but shall not directly or indirectly declare or make, or incur any liability to make, any other Restricted Payments.

3.15 Modification of Section 8.4. Section 8.4 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     Borrower shall not permit the Ratio of (a) EBITDA of Borrower and its Consolidated Subsidiaries to (b) Interest Expense of Borrower and its Consolidated Subsidiaries for any consecutive four-fiscal quarter period to be less than 1.95 to 1.0 at the end of such period.

3.16 Modification of Section 8.5. Section 8.5 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     Borrower shall not permit the Ratio of (a) EBITDA of Borrower and its Consolidated Subsidiaries to (b) the sum of Debt Service of Borrower and its Consolidated Subsidiaries plus the Capital Expenditures Reserve for all Properties (prorated for the period owned if such period is less than one year) for any consecutive four-fiscal quarter period to be less than 1.65 to 1.0 for such period.

3.17 Addition of Section 8.9. A new Section 8.9 will be added to the Original Credit Agreement to read as follows:

     Notwithstanding the provisions of Section 8.3 of the Original Credit Agreement, Borrower will not and shall not permit any of its Subsidiaries to purchase or repurchase shares of Borrower's stock or exchange property for Borrower's stock without the prior written consent of Lender which may be granted or withheld in Lender's sole discretion. Notwithstanding the foregoing, Lender acknowledges and agrees that Borrower will exchange its Property known as the University Park Shopping Center in College Station, Texas ("University Park"), in exchange for 337,400 shares of Borrower's stock currently held by the proposed transferee of University Park. The transfer of University Park will be made subject to, and the transferee thereof will expressly assume, indebtedness owed by Borrower with respect to such Property in the amount of approximately $4,614,894.00. The form of the documentation under which University Park will be transferred to and the indebtedness assumed by the transferee will be subject to Lender's reasonable approval in order to insure that the indebtedness secured by such Property is appropriately assumed by the transferee and is no longer a direct or contingent indebtedness of the Borrower.

3.18 Modification of Section 11.1. Section 11.1 of the Original Credit Agreement will be deleted in its entirety and the following substituted in lieu therefor:

     SECTION 11.1.  Notices.

     All notices, requests and other communications to any party under the Loan Documents shall be in writing (including facsimile transmission or similar writing) and shall be given to such party as follows:

                  If to Borrower:

                           United Investors Realty Trust
                           5847 San Felipe
                           Suite 850
                           Houston, Texas  77057
                           Attention:  Chief Financial Officer
                           Telecopier:  (713) 268-6005
                           Telephone:  (713) 781-2860

                  If to Lender:

                           Wells Fargo Bank, National Association
                           Disbursement and Operations Center
                           2120 East Park Place, Suite 100
                           El Segundo, California  90245
                           Attention:  Disbursement Administrator

                  with a copy to:

                           Wells Fargo Bank, National Association
                           1000 Louisiana - 4th Floor
                           Houston, Texas  77002-5093
                           Attention:  Mr. David Williams

     Or as to each party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (b) if given by any other means (including facsimile), when delivered at the applicable address provided for in this Section; provided that notices to Agent under Article II., and any notice of a change of address for notices, shall not be effective until received.

4. ACKNOWLEDGEMENT OF RELEASE OF GUARANTOR. The parties acknowledge that UIRT-I-McMinn, Inc., a Tennessee corporation, has been released as a Guarantor.

5. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Credit Facility (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

6. HAZARDOUS SUBSTANCES. Without in any way limiting any other provision of this Fifth Modification Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting "Hazardous Substances"; and
     (ii) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Substances".

7. ACKNOWLEDGMENT BY BORROWER. Borrower hereby acknowledges, agrees and represents that:

     (i) Borrower is indebted to Lender pursuant to the terms of the Revolving Credit Notes and the Original Credit Agreement as modified hereby;

     (ii) the liens, security interests and assignments created and evidenced by the Loan Documents, including but not limited to this Fifth Modification Agreement and the Loan Documents expressly required in connection herewith, are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in all Loan Documents; and such liens, security interests and assignments are given as security for all indebtedness evidenced by all of the Loan Documents;

     (iii)there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents;

     (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Property;

     (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and third parties, as of the date hereof; and


     (vi) To the best of Borrower's knowledge and belief, Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

     8. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Fifth Modification Agreement shall alter or affect any provision, condition, or covenant contained in the Revolving Credit Notes or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Revolving Credit Notes and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

     9. MISCELLANEOUS. This Fifth Modification Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Texas, except if preempted by federal law, and except as expressly provided in the Mortgages covering Property located in states other than Texas. In any action brought or arising out of this Fifth Modification Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of Texas and also consent to the service of process by any means authorized by Texas or federal law. The headings used in this Fifth Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Fifth Modification Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Fifth Modification Agreement. If any provision of this Fifth Modification Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Fifth Modification Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

     10. INTEGRATION; INTERPRETATION. THIS FIFTH MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

     11. WAIVER OF CONSUMER RIGHTS. BORROWER HEREBY WAIVES BORROWER'S RIGHTS UNDER THE PROVISIONS OF CHAPTER 17, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63 INCLUSIVE OF THE TEXAS BUSINESS AND COMMERCE CODE, GENERALLY KNOWN AS THE "DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT", A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER'S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. IT IS THE INTENT OF LENDER AND BORROWER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. THE WAIVER SET FORTH HEREIN SHALL EXPRESSLY SURVIVE THE TERMINATION OF THE REFERENCED TRANSACTION. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (i) IS A BUSINESS CONSUMER, (ii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE SUBJECT TRANSACTION, (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE SUBJECT TRANSACTION, AND
          (iv) HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL (WHO WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY LENDER OR LENDER'S AGENTS) IN CONNECTION WITH THE REFERENCED TRANSACTION.

IN WITNESS WHEREOF, Borrower and Lender have caused this Fifth Modification Agreement to be duly executed in multiple counterpart originals as of the date first above written. "LENDER/BENEFICIARY"

                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION



                                       By:
                                       Name: David C. Williams
                                       Title:  Vice President



                                        "BORROWER/GRANTOR"

                                        UNITED INVESTORS REALTY TRUST,
                                        a Texas real estate investment trust



                                        By: /S/ R. Steven Hamner
                                        --------------------------
                                        Name: R. Steven Hamner
                                        Title:  Vice President
                                        Chief Financial Officer


STATE OF TEXAS

COUNTY OF

This  instrument  was  ACKNOWLEDGED   before  me  on  _____________,   2000,  by
___________________, the ___________________ of UNITED INVESTORS REALTY TRUST, a
Texas real estate investment trust, on behalf of said trust.


[S E A L]
My Commission Expires:                   Notary Public - State of Texas


                                         Printed Name of Notary Public


STATE OF TEXAS

COUNTY OF HARRIS

This instrument was ACKNOWLEDGED before me on _____________, 2000, by DAVID C. WILLIAMS, Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, on behalf of said association.


[S E A L]
My Commission Expires:                          Notary Public - State of Texas


                                                Printed Name of Notary Public























                                                     EXHIBIT A

                                                  DEEDS OF TRUST
                           AND ASSIGNMENTS OF RENTS AND FIRST AMENDMENT THERETO

                                                                                                                 First Amendment
Property          County            Deed of Trust       Assignment of       Title Company     Policy No.         Dec. 13, 1999
                                    File No.; Vol./Pg.  Rents                                                    File No.;Vol./Pg.
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------
Bandera           Bexar             98-0231161;         98-0231162          Lawyers Title     91-00625428        99-0231816
                                    V. 7769
                                    P. 0726
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------
Market  at First  Ft. Bend          FBC 98104043        98-104044           Lawyers Title     91-00-625431       FBC 1999108407
Colony
--------------- ----------------- ------------------- ------------------- ----------------- ------------------ ---------------------
-------------- ----------------- ------------------- ------------------- ----------------- ------------------ ----------------------
Mason Park        Harris            T453542             T453543             Lawyers Title     91-00-625430       U132708
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------
--------------- ----------------- ------------------- ------------------- ----------------- ------------------ ---------------------
Twin Lakes        Loudon      Co.,  Trust   Book  480,  Trust   Book  480,  Lawyers Title     G47-0183873        N/A
                  Tenn.             P. 870              P. 907
-------------- ----------------- ------------------- ------------------- ----------------- ------------------ ----------------------
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------
El Campo          Wharton           V. 348, P. 426      V. 348              Lawyers Title     91-00-797221       N/A
                                    Inst. #200537       P. 463
                                    Inst. #200538
----------------- ----------------- ------------------- ------------------- ----------------- ------------------ -------------------



                                                     EXHIBIT B

                                       Description of Additional Collateral

1. Albertson's Bissonnet - 15,522 sq. ft. shopping center located at the NEC of Bissonnet Road and Kirkwood Road, Harris County, Texas.


2. Spring Shadows Albertson's - 41,700 sq. ft. shopping center located at SWC of Kempwood Road and Gessner Road, Harris County, Texas.

                                        EXHIBIT C

                    Description of Release Prices as to each Pool Property



Pool Property                               Property Sale                 Refinance
                                           Release Price               Release Price
Bandera Festival Shopping Center            $ 8,050,000                  $ 7,475,000
Mason Park Shopping Center                    8,970,000                    8,330,000
Market at First Colony Shopping Center        9,935,000                    9,225,000
El Campo Shopping Center                      1,600,000                    1,480,000
Twin Lakes Shopping Center                    1,890,000                    1,755,000




                       ENVIRONMENTAL INDEMNITORS' CONSENT

Each of the undersigned (collectively, "Indemnitors") consents to the foregoing Fifth Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Environmental Indemnity Agreement ("Indemnity") dated August 25, 1998, relating to the Pool Property designated below such Indemnitor's signature set forth below, and its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations. Indemnitor further reaffirms that its obligations under the Indemnity are separate and distinct from Borrower's obligations.

Each Indemnitor understands that the Lender's exercise of a non-judicial foreclosure sale under the subject Deed of Trust relating to the Pool Property so designated below may result in an adverse effect on any subrogation, reimbursement or contribution rights which Indemnitor may have against the Borrower. Indemnitor specifically waives any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, may have an adverse effect on Indemnitor's rights of subrogation and reimbursement against the principal. Indemnitor further specifically waives any and all rights and defenses that Indemnitor may have because Borrower's debt is secured by real property; this means, among other things, that: (1) Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Indemnitor even if, by foreclosing on the real property collateral, there might be an adverse affect on any right Indemnitor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Indemnitor may have because Borrower's debt is secured by real property. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Indemnity.

AGREED and dated as of July 14, 2000.

                                  "INDEMNITORS"

                                   United Investors Realty Trust,
                                   a Texas real estate investment trust

                                  BY: /R/ Steven Hamner
                                  -----------------------------------------
                                  R. Steven Hamner, as its Vice President &
                                  Chief Financial Officer

                                  PROPERTIES:

                                  Bandera,  El Campo,  Market at First Colony,
                                  Mason Park, Twin Lakes


                    EXHIBIT NO.    DESCRIPTION
                    99.1           Press Release, dated August 30, 2000


HOUSTON --(BUSINESS WIRE)--August 30, 2000--United Investors Realty Trust (NASDAQ: UIRT; Pacific: UIR), a Houston based equity real estate investment trust, today was granted relief from a temporary restraining order that had prevented UIRT from selling a shopping center. In the ruling, a State district court in Dallas denied the plaintiff's request for an injunction against UIRT and lifted the TRO.

UIRT's chairman and chief executive officer, Robert Scharar, stated, "We are pleased that the court so quickly ruled on our request that the injunction be denied. We intend now to go forward with the sale of the property as described in our most recent quarterly report on form 10-Q and in our August 14 press release."

Scharar went on to state that completion of the transaction is expected to accomplish several important strategic goals of UIRT. "This sale will allow us to sell a property that does not meet our current investment criteria, primarily because it is encumbered by a high interest rate mortgage loan that cannot be prepaid and because we believe it offers very little short or long-term upside to us. By relieving ourselves of the debt on this property, our leverage ratio and our debt service coverage ratio are both expected to improve. As part of our previously announced share repurchase plan, this transaction also allows us to reacquire over 380,000 shares in a single transaction. The holder of those shares presently receives over $325,000 a year in dividends."

About United Investors Realty Trust

United Investors Realty Trust is a Houston-based real estate investment trust and owns 28 neighborhood and community shopping centers. These centers include approximately 3,100,000 square feet of gross leaseable area of which grocery store operators and third parties own approximately 737,000 square feet. Of the Company's properties, 19 are located in Texas (including eight in Houston and six in Dallas). The remaining properties are located in Arizona (three), Florida
(four), and Tennessee (two). The Company's common shares of beneficial interest trade on the NASDAQ National Market System under the ticker symbol "UIRT," and on the Pacific Stock Exchange under the symbol "UIR."

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding United Investors Realty Trust's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Examples of such risks and uncertainties include, but are not limited to, changes in interest rates, increased competition for acquisition of new properties, unanticipated expenses and delays in acquiring or developing properties, inability to obtain capital, failure to complete pending property dispositions, inability to develop effective strategic option, changes in occupancy rates and the financial strength of tenants in the Company's centers, and regional, local, and national economic and business conditions.

CONTACT: United Investors Realty Trust, Houston
R. Steven Hamner, 713/260-1443